EXHIBIT 99.1

Sustainable Performance

Exelon Corporation 2009 Fact Book

Table of Contents
Introduction	1
Exelon at a Glance
Profile, Vision and Quick Facts	2
Company Overview
Corporate Structure and Operating Company Summary	3
State Regulation
Illinois Commerce Commission and Commonwealth Edison Company
Electric Distribution Rate Cases	4
Pennsylvania Public Utility Commission, PECO Energy Company
Electric and Gas Rate Cases, Electric Transition Plan and
System Average Electric Rates	5
Federal Regulation
Federal Energy Regulatory Commission and ComEd Electric
Transmission Rate Cases	6
Exelon – Financial and Operating Highlights	7
Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP
Consolidated Statements of Operations
Exelon Corporation	8
Exelon Generation Company	10
Commonwealth Edison Company	11
PECO Energy Company	12
Exelon and Operating Companies
Capital Structure, Capitalization Ratios and Credit Ratings	13
Long-Term Debt Outstanding
Exelon Corporate	14
Exelon Generation	14
Commonwealth Edison	15
PECO Energy	16
Exelon and Operating Companies – Credit Facilities and Commercial Paper	16
Map of Exelon Service Area and Selected Generating Assets	17
Exelon Generation
Generating Resources – Sources of Electric Supply, Type of Capacity and Long-Term Contracts	18
Nuclear Generating Capacity	19
Total Electric Generating Capacity	20
Fossil Emissions and Reduction Technology Summary	22
Annual Electric Supply and Sales Statistics and ComEd Financial Swap Agreement	24
Electric Supply and Sales Statistics by Quarter	25
Electric Sales Statistics, Revenue and Customer Detail
Commonwealth Edison	26
PECO Energy	28
Gas Sales Statistics, Revenue and Customer Detail – PECO Energy	30

To the Financial Community,

The Exelon Fact Book is intended to provide historical financial and operating information to assist in the analysis of Exelon and its operating companies. Please refer to the SEC filings of Exelon and its subsidiaries, including the annual Form 10-K and quarterly Form 10-Q, for more comprehensive and current financial statements and information.

For more information about Exelon and to send e-mail inquiries, visit our website at www.exeloncorp.com.

Investor Information	Stock Symbol: EXC
Exelon Corporation	Common stock is listed on the
Investor Relations	New York and Chicago stock exchanges.
10 South Dearborn Street
Chicago, IL 60603
312.394.2345
312.394.8941 (fax)

Information in this Fact Book is current as of April 1, 2010 unless otherwise noted.

This publication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2009 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Exelon Generation Company LLC, Commonwealth Edison Company, and PECO Energy Company (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this publication. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this publication.

Exelon at a Glance

Company Profile

Exelon Corporation, headquartered in Chicago, Illinois, is one of the largest electric utilities in the U.S. with approximately 5.4 million customers and $17 billion in annual revenues. The company has one of the largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic.

Our Vision

Exelon will be the best group of electric generation and electric and gas delivery companies in the United States – providing superior value for our customers, employees, investors and the communities we serve.

Our Goals

>	Keep the lights on and the gas flowing
>	Run the nuclear fleet at world-levels class
>	Capitalize on environmental leadership and clean nuclear energy
>	Create a challenging and rewarding workplace
>	Enhance the value of our generation
>	Build value through disciplined financial management

Our Values

Safety – for our employees, our customers and our communities

Integrity – the highest ethical standards in what we say and what we do

Diversity – in ethnicity, gender, experience and thought

Respect – trust and teamwork through open and honest communication

Accountability – for our commitments, actions and results

Continuous improvement – stretch goals and measured results

Exelon Quick Facts at year-end 2009	Market Highlights

$17.3	6,848	660 million
billion in revenues	circuit miles of electric transmission lines	common shares outstanding
$49.2
billion in assets	12,441	$2.10
5.4	miles of gas pipelines	current annual dividend rate per share(a)
million electric customers	31,003	51%
0.5	MWs total U.S. generating resources	2009 dividend pay out ratio
million gas customers	19,329 employees	4.3%
		dividend yield(b)
93,396
circuit miles of electric distribution lines

(a) Dividends are subject to declaration by the board of directors each quarter.

(b) Based on common stock price of $48.87 on December 31, 2009.

Company Overview

Nuclear Generation Fossil Generation Renewable/Hydro Generation Power Marketing	Illinois Utility	Pennsylvania Utility
	2009	2009
	(in millions)	(in millions)
	Revenues: $5,774	Revenues: $5,311
2009	Assets: $20,697	Assets: $9,019
(in millions)
Revenues: $9,703
Assets: $22,406

Operating Companies

Exelon Generation Company	Exelon Transmission Company	Commonwealth Edison Company	PECO Energy Company

Exelon Generation (Generation) engages in competitive electric generation operations, including owned and contracted-for generating facilities, power marketing activities through Power Team, and competitive retail energy sales through Exelon Energy. Exelon Nuclear Partners offers Exelon’s industry-leading nuclear generation experience to other nuclear operators and those looking to develop new nuclear capabilities.	Exelon Transmission Company was formed in October 2009 as a national venture seeking to capitalize on the growing market for new transmission lines.	Commonwealth Edison (ComEd) is a regulated electricity transmission and distribution company with a service area in northern Illinois, including the City of Chicago, of approximately 11,300 square miles and an estimated population of 8 million. ComEd has approximately 3.8 million customers.	PECO Energy (PECO) is a regulated electricity transmission and distribution company and natural gas distribution company with a combined service area in southeastern Pennsylvania, including the City of Philadelphia, of approximately 2,100 square miles and an estimated population of 3.7 million. PECO has approximately 1.6 million electric customers and 486,000 natural customers.

Our Strategic Direction

Protect today’s value		+	Grow long-term value

>	Deliver superior operating performance		>	Drive the organization to the next level of performance
>	Advance competitive markets		>	Adapt and advance Exelon 2020
>	Exercise financial discipline and maintain financial flexibility		>	Rigorously evaluate and pursue new growth opportunities in clean technologies and transmission
>	Build healthy, self-sustaining delivery companies
			>	Build the premier, enduring competitive generation company

State Regulation

Illinois Commerce Commission (ICC)

(www.icc.illinois.gov)

The ICC has five full-time members, each appointed by the Governor (Pat Quinn, Democrat; term began in January 2009 and ends in January 2011) and confirmed by the Illinois State Senate. The Commissioners serve for five-year, staggered terms. Under Illinois law, no more than three Commissioners may belong to the same political party. The Chairman is designated by the Governor.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Manuel Flores (Acting Chairman)(a)	Democrat	1/10	1/14	Attorney; member of Chicago City Council;
prosecutor in the Cook County State’s
Attorney’s Office
John T. Colgan (Acting)(a)	Democrat	11/09	1/10	Member of Illinois Association of Community
Action Agencies; executive director of the
Illinois Hunger Coalition
Sherman J. Elliott	Republican	1/08	1/12	Manager of State Regulatory Affairs for
MISO; policy advisor to ICC Commissioners;
ICC senior economist
Lula M. Ford	Democrat	1/03	1/13	Assistant superintendent, Chicago Public
Schools; teacher; assistant director,
Central Management Service
Erin O’Connell-Diaz	Republican	4/03	1/13	Attorney; ICC Administrative Law Judge;
assistant attorney general

(a) No action has been taken on the appointments.

Previous ComEd Electric Distribution Rate Cases

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Request	10/17/07	$345(a)	2006	$6,951(a)	8.57%(a)	10.75%	45.04%(a)
ICC Order(b)	9/10/08	$274	2006	$6,694	8.36%	10.30%	45.04%

ComEd Request	8/31/05	$317	2004	$6,187	8.94%	11.00%	54.20%
ICC Order(b)	12/20/06	$83	2004	$5,521	8.01%	10.045%	42.86%

(a) Reflects ComEd surrebuttal testimony filed on April 21, 2008. Original rate request included a $361 million revenue increase.

(b) ComEd and other parties appealed the rate order; the timing of a court ruling is uncertain.

ComEd – Average Total Residential Rates
($/MWh)
Year	Transmission	Distribution	Energy	Other(a)	Total
2006	$ –	$ –	$–	$–	$86.59(b)
2007	3.47	30.40	71.76	1.98	107.61
2008	6.90	33.77	72.55	2.46	115.68
2009	6.94	39.29	67.77	3.02	117.02

(a) Primarily includes taxes and environmental cost recovery and energy efficiency riders.

(b) Rates for services were bundled prior to 2007.

State Regulation

Pennsylvania Public Utility Commission (PUC)

(www.puc.state.pa.us)

The PUC has five full-time members, each appointed by the Governor (Ed Rendell, Democrat; term began in January 2003 and ends in January 2011) and confirmed by the Pennsylvania State Senate. The Commissioners serve for five-year, staggered terms. Under Pennsylvania law, no more than three Commissioners may belong to the same political party as the Governor. The Chairman is designated by the Governor, and the Vice Chairman is selected by the PUC commissioners.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
James H. Cawley (Chairman)(a)	Democrat	6/05	4/10	Attorney; majority counsel to the Pennsylvania Senate Consumer Affairs Committee
Tyrone Christy (Vice Chairman)	Democrat	6/07	4/11	Executive at Americas Power Partners/ Armstrong Services; board member of Pennsylvania Energy Development Authority; vice chairman of PUC’s Independent Power Committee
Vacant			4/12
Wayne E. Gardner	Democrat	6/08	4/13	Consultant in power generation technologies; executive at Franklin Fuel Cells, Inc.; executive at PECO Energy
Robert F. Powelson	Republican	6/08	4/14	President/CEO of Chester County Chamber of Business and Industry; staff assistant to former U.S. Representative Curt Weldon (PA)

(a) Reappointment not yet confirmed by Senate.

PECO Electric Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
PECO Request	3/31/10	$316	2010	$3,236	8.95%	11.75%	53.18%

PECO Gas Delivery Rate Cases

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
PECO Request	3/31/10	$44	2010	$1,100	8.95%	11.75%	53.18%

PECO Request(a)	3/31/08	$98	2008	$1,104	8.87%	11.50%	54.34%
PUC Order(b)	10/23/08	$77	2008

(a) Per original filing.

(b) PUC approved a joint settlement; no allowed return was specified. Increase was effective January 1, 2009.

PECO Energy – Electric Transition Plan

The PUC authorized recovery in PECO’s 1998 settlement of $5.3 billion of stranded costs, or competitive transition charges (CTC) regulatory asset, with a return on the unamortized balance of 10.75%, through 2010. The PUC authorized amortization of the regulatory asset through 2010.

($ in millions) Year	Estimated CTC Revenue	Estimated Stranded Cost Amortization
2010	1,032	883

PECO Energy – Schedule of System Average Electric Rates

Transmission rates are regulated by the Federal Energy Regulatory Commission. The CTC rate is subject to annual reconciliation for actual retail sales. Any CTC adjustment is offset by an Energy and Capacity adjustment in a like amount. Rates increased from the original PUC settlement to reflect the roll-in of increased gross receipts tax and Universal Service Fund charge.

($/MWh) Effective Date	Transmission	Distribution	CTC	Energy and Capacity	Total
1/1/2010	$4.60	$29.20	$30.10	$51.20	$115.10

Federal Regulation

Federal Energy Regulatory Commission (FERC)

(www.ferc.gov)

The FERC has five full-time members, each appointed by the President of the United States and confirmed by the U.S. Senate. The Commissioners serve for five-year, staggered terms. No more than three Commissioners may belong to the same political party. The Chairman is designated by the President.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Jon Wellinghoff (Chairman)	Democrat	7/06	6/13	Attorney, practice focused on energy law and utility regulation; staff advisor to several state utility commissions; Nevada State Consumer Advocate
Philip D. Moeller	Republican	7/06	6/10	Energy policy advisor to former U.S. Senator Slade Gorton (WA); staff coordinator for the WA State Senate Committee on Energy, Utilities and Telecommunications; Alliant Energy Corporation
Marc Spitzer	Republican	7/06	6/11	Attorney; Chair of the Arizona Corporation Commission; Arizona State Senator and Chair of the Judiciary and Finance Committees
John R. Norris	Democrat	1/10	6/12	Attorney; Chief of Staff to Secretary Tom Vilsack of the U.S. Department of Agriculture; Chairman of the Iowa Utilities Board; President of the Organization of MISO States
Vacant

ComEd Electric Transmission Rate Cases

($ in millions)	Date	Revenue Adjustment	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Update(a)	5/15/09	$(16)	2008	$1,986	9.43%	11.50%	57%
			pro forma
ComEd Update(b)	5/15/08	$65	2007	$1,980	9.37%	11.50%	58%
			pro forma
FERC Order(c)	1/08	$120(d)	2005	$1,847	9.40%	11.50%(e)	58%(f)
			pro forma
ComEd Request	3/1/07	$147(d)	2005	$1,898	9.87%	12.20%(g)	58%
			pro forma

(a)	Annual update filing based on the formula rate; rate effective June 1, 2009 through May 31, 2010. The revenue requirement decrease primarily reflects a lower true-up amount for the prior year.
(b)	Annual update filing based on the formula rate; rate effective June 1, 2008 through May 31, 2009.
(c)	On January 16, 2008, FERC issued an order that approved ComEd’s proposal to implement a formula-based transmission rate, effective May 1, 2007.

On January 18, 2008, FERC issued an order on rehearing that approved incentive rate treatment for West Loop Phase II project, including a 1.50% ROE adder.

(d)	Year 1 increase.
(e)	FERC approved the 0.50% RTO adder. ROE is fixed and not subject to annual updating.
(f)	Equity cap of 58% for 2 years, declining to 55% by 2011.
(g)	Reflects base ROE of 11.70% plus requested 0.50% adder for participation in a Regional Transmission Organization (RTO). Additionally, an incentive adder of 1.50% on major new projects was requested.

Exelon Corporation – Financial and Operating Highlights

For the Years ended December 31,

(in millions, except per share data and where indicated)	2009	2008	2007
Operating revenues	$17,318	$18,859	$18,916
Net income	$2,707	$2,737	$2,736
Electric deliveries (in GWhs)(a)	124,828	131,282	133,390
Gas deliveries (in million cubic feet (mmcf))	84,309	83,734	86,600
Total available electric supply resources (MWs)	31,003	31,292	32,332
Cash flows from operating activities	$6,094	$6,551	$4,496
Capital expenditures	$3,273	$3,117	$2,674

Common Stock Data
Average common shares outstanding – diluted (in millions)	662	662	676
GAAP earnings per share (diluted)	$4.09	$4.13	$4.05
Adjusted (non-GAAP) operating earnings per share (diluted)	$4.12	$4.20	$4.32
Dividends paid per common share	$2.10	$2.03	$1.76

New York Stock Exchange common stock price (per share)
High	$58.98	$92.13	$86.83
Low	$38.41	$41.23	$58.74
Year end	$48.87	$55.61	$81.64

Book value per share	$19.16	$16.78	$15.34
Total market capitalization (year end)	$32,244	$36,603	$53,956
Common shares outstanding (year end)	659.8	658.2	660.9

(a) One GWh is the equivalent of one million kilowatt hours (kWh).

Reconciliation of Adjusted (non-GAAP) Operating Earnings Per Share to GAAP

	2009	2008	2007
GAAP Earnings per Diluted Share	$4.09	$4.13	$4.05
Investments in synthetic fuel-producing facilities	–	–	(0.14)
Mark-to-market impact of economic hedging activities	(0.16)	(0.41)	0.15
Decommissioning obligation reduction	(0.05)	(0.02)	(0.03)
Impact of the 2007 Illinois electric rate settlement	0.10	0.22	0.41
Costs associated with ComEd’s City of Chicago settlement	0.01	0.02	0.02
Income associated with termination of Generation’s State Line Energy, L.L.C. PPA	–	–	(0.19)
Loss associated with Generation’s tolling agreement with Georgia Power related to the Tenaska Georgia Partners, LP contract	–	–	0.11
Gain on sale of Generation’s investments in Termoeléctrica del Golfo and Termoeléctrica Peñoles	–	–	(0.01)
Non-cash deferred tax items	–	–	(0.04)
Resolution of tax matters at Generation related to Sithe Energies, Inc. (Sithe)	–	(0.03)	(0.01)
External costs associated with the proposed aquisition of NRG Energy, Inc. (NRG)	0.03	0.02	–
Unrealized (gains) losses related to nuclear decommissioning trust (NDT) fund investments	(0.19)	0.27	–
Impairment of certain generating assets	0.20	–	–
2009 restructuring charges	0.03	–	–
Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes	(0.10)	–	–
Costs associated with early debt retirements	0.11	–	–
Retirement of fossil generating units	0.05	–	–
Adjusted (non-GAAP) Operating Earnings per Diluted Share	$4.12	$4.20	$4.32

Note: PPA = power purchase agreement

Exelon Corporation – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2009				Twelve Months Ended December 31, 2008

(in millions, except per share data)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$17,318	$114	(c),(d)	$17,432	$18,859	$245	(c),(d)	$19,104

Operating expenses
Purchased power	3,215	94	(e)	3,309	4,270	414	(e)	4,684
Fuel	2,066	87	(e)	2,153	2,312	38	(e)	2,350
Operating and maintenance	4,612	(265	)(c),(f).(g),(h),(i),(j)	4,347	4,538	–	(c),(f),(i)	4,538
Operating and maintenance for regulatory required programs(b)	63	–		63	28	–		28
Depreciation and amortization	1,834	(32	)(j)	1,802	1,634	–		1,634
Taxes other than income	778	–		778	778	–		778

Total operating expenses	12,568	(116)		12,452	13,560	452		14,012

Operating income	4,750	230		4,980	5,299	(207)		5,092

Other income and deductions
Interest expense, net	(731)	12	(k),(l)	(719)	(832)	–		(832)
Equity in losses of unconsolidated affiliates and investments	(27)	–		(27)	(26)	–		(26)
Other, net	426	(324	)(k),(l),(m)	102	(407)	524	(m)	117

Total other income and deductions	(332)	(312)		(644)	(1,265)	524		(741)

Income from continuing operations before income taxes	4,418	(82)		4,336	4,034	317		4,351

Income taxes	1,712	(98	)(c),(d),(e),(f),(g),	1,614	1,317	253	(c),(d),(e),(f),(i),(m)	1,570
			(h),(i),(j),(k),(l),(m)

Income from continuing operations	2,706	16		2,722	2,717	64		2,781
Income from discontinued operations	1	–		1	20	(20	)(n)	–

Net income	$2,707	$16		$2,723	$2,737	$44		$2,781

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).
(b)	Includes amounts for various legislative and/or regulatory programs that are recoverable from customers on a full and current basis through a reconcilable automatic adjustment clause. An equal and offsetting amount has been reflected in operating revenues during the period.
(c)	Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(d)	Adjustment to exclude the costs associated with ComEd’s 2007 settlement agreement with the City of Chicago.
(e)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities.
(f)	Adjustment to exclude external costs associated with Exelon’s proposed acquisition of NRG, which was terminated in July 2009.
(g)	Adjustment to exclude the impairment of certain of Generation’s Texas plants recorded during the first quarter of 2009.
(h)	Adjustment to exclude 2009 restructuring charges.
(i)	Adjustment to exclude the reduction in Generation’s decommissioning obligation.
(j)	Adjustment to exclude costs associated with the planned retirement of fossil generating units.
(k)	Adjustment to exclude 2009 remeasurements of income tax uncertainties and a change in state deferred income taxes.
(l)	Adjustment to exclude 2009 costs associated with early debt retirements.
(m)	Adjustment to exclude the unrealized gains in 2009 and unrealized losses in 2008 associated with Generation’s NDT fund investments and the associated contractual accounting relating to income taxes.
(n)	Adjustment to exclude the resolution of tax matters at Generation related to Sithe.

Exelon Corporation – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2009			Twelve Months Ended December 31, 2008

(in millions, except per share date)	GAAP(a)	Adjustments	Adjusted Non-GAAP	GAAP(a)	Adjustments	Adjusted Non-GAAP

Earnings per average common share
Basic:
Income from continuing operations	$4.10	$0.03	$4.13	$4.13	$0.10	$4.23
Income from discontinued operations	–	–	–	0.03	(0.03)	–

Net income	$4.10	$0.03	$4.13	$4.16	$0.07	$4.23

Diluted:
Income from continuing operations	$4.09	$0.03	$4.12	$4.10	$0.10	$4.20
Income from discontinued operations	–	–	–	0.03	(0.03)	–

Net income	$4.09	$0.03	$4.12	$4.13	$0.07	$4.20

Average common shares outstanding
Basic	659		659	658		658
Diluted	662		662	662		662

(a) Results reported in accordance with GAAP.

Exelon Generation Company – Reconciliation of Adjusted (non-GAAP) Operating

Earnings to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2009				Twelve Months Ended December 31, 2008

(in millions)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP

Operating revenues	$9,703	$98	(b)	$9,801	$10,754	$221	(b)	$10,975

Operating expenses
Purchased power	1,338	94	(c)	1,432	1,867	414	(c)	2,281
Fuel	1,594	87	(c)	1,681	1,705	38	(c)	1,743
Operating and maintenance	2,938	(207	)(d),(h),(i),(j)	2,731	2,717	25	(j)	2,742
Depreciation and amortization	333	(32	)(d)	301	274	–		274
Taxes other than income	205	–		205	197	–		197

Total operating expenses	6,408	(58)		6,350	6,760	477		7,237

Operating income	3,295	156		3,451	3,994	(256)		3,738

Other income and deductions
Interest expense, net	(113)	2	(e)	(111)	(136)	–		(136)
Equity in losses of investments	(3)	–		(3)	(1)	–		(1)
Other, net	376	(320	)(e),(f),(j)	56	(469)	524	(f)	55

Total other income and deductions	260	(318)		(58)	(606)	524		(82)

Income from continuing operations before income taxes	3,555	(162)		3,393	3,388	268		3,656
Income taxes	1,433	(132	)(b),(c),(d),(e),	1,301	1,130	233	(b),(c),(f),(j)	1,363
			(f),(h),(i),(j),(k)

Income from continuing operations	2,122	(30)		2,092	2,258	35		2,293
Income from discontinued operations	–	–		–	20	(20	)(g)	–

Net income	$2,122	$(30)		$2,092	$2,278	$15		$2,293

(a)	Results reported in accordance with GAAP.
(b)	Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(c)	Adjustment to exclude the mark-to-market impact of Generation’s economic hedging activities.
(d)	Adjustment to exclude costs associated with the planned retirement of fossil generating units.
(e)	Adjustment to exclude 2009 costs associated with early debt retirements.
(f)	Adjustment to exclude the unrealized gains in 2009 and unrealized losses in 2008 associated with Generation’s NDT fund investments and the associated contractual accounting relating to income taxes.
(g)	Adjustment to exclude the resolution of tax matters at Generation related to Sithe.
(h)	Adjustment to exclude the impairment of certain of Generation’s Texas plants recorded during the first quarter of 2009.
(i)	Adjustment to exclude 2009 restructuring charges.
(j)	Adjustment to exclude the reduction in Generation’s decommissioning obligation.
(k)	Adjustment to exclude a change in state deferred income taxes.

Commonwealth Edison Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2009				Twelve Months Ended December 31, 2008

(in millions)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP

Operating revenues	$5,774	$16	(c),(d)	$5,790	$6,136	$24	(c),(d)	$6,160

Operating expenses
Purchased power	3,065	–		3,065	3,582	–		3,582
Operating and maintenance	1,028	(20	)(c),(e)	1,008	1,097	(7	)(c)	1,090
Operating and maintenance for regulatory required programs(b)	63	–		63	28			28
Depreciation and amortization	494	–		494	464	–		464
Taxes other than income	281	–		281	298	–		298

Total operating expenses	4,931	(20)		4,911	5,469	(7)		5,462

Operating income	843	36		879	667	31		698

Other income and deductions
Interest expense, net	(319)	(6	)(f)	(325)	(348)	–		(348)
Equity in losses of unconsolidated affiliates	–	–		–	(8)	–		(8)
Other, net	79	(60	)(f)	19	18	–		18

Total other income and deductions	(240)	(66)		(306)	(338)	–		(338)

Income before income taxes	603	(30)		573	329	31		360

Income taxes	229	(12	)(c),(d),(e),(f)	217	128	13	(c),(d)	141

Net income	$374	$(18)		$356	$201	$18		$219

(a)	Results reported in accordance with GAAP.
(b)	Includes amounts for various legislative and/or regulatory programs that are recoverable from customers on a full and current basis through a reconcilable automatic adjustment clause. An equal and offsetting amount has been reflected in operating revenues during the period.
(c)	Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(d)	Adjustment to exclude the costs associated with ComEd’s 2007 settlement agreement with the City of Chicago.
(e)	Adjustment to exclude 2009 restructuring charges.
(f)	Adjustment to exclude 2009 remeasurements of income tax uncertainties.

PECO Energy Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2009				Twelve Months Ended December 31, 2008

(in millions)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments	Adjusted Non-GAAP

Operating revenues	$5,311	$ –		$5,311	$5,567	$ –	$5,567

Operating expenses
Purchased power	2,274	–		2,274	2,411	–	2,411
Fuel	472	–		472	607	–	607
Operating and maintenance	640	(3	)(b)	637	731	–	731
Depreciation and amortization	952	–		952	854	–	854
Taxes other than income	276	–		276	265	–	265

Total operating expenses	4,614	(3)		4,611	4,868	–	4,868

Operating income	697	3		700	699	–	699

Other income and deductions
Interest expense, net	(187)	–		(187)	(226)	–	(226)
Equity in losses of unconsolidated affiliates	(24)	–		(24)	(16)	–	(16)
Other, net	13	–		13	18	–	18

Total other income and deductions	(198)	–		(198)	(224)	–	(224)

Income before income taxes	499	3		502	475	–	475

Income taxes	146	2	(b)	148	150	–	150

Net income	$353	$ 1		$354	$325	$ –	$325

(a)	Results reported in accordance with GAAP.
(b)	Adjustment to exclude 2009 restructuring charges.

Exelon and Operating Companies – Capital Structure and Capitalization Ratios

(at December 31)	2009						2008						2007

Exelon (consolidated)	(in millions	)	(in percent	)	(in percent	)(a)	(in millions	)	(in percent	)	(in percent	)(a)	(in millions	)	(in percent	)	(in percent	)(a)
Total Debt	$12,594		49.7		48.9		$13,151		54.1		51.9		$13,687		57.2		53.3
Preferred Securities of Subsidiaries	87		0.3		0.3		87		0.4		0.4		87		0.4		0.4
Total Shareholders’ Equity	12,640		49.9		50.8		11,047		45.5		47.7		10,137		42.4		46.3

Total Capitalization	$25,321						$24,285						$23,911

Transition Debt	$415						$1,124						$2,006

Exelon Generation
Total Debt	$2,993		30.6				$2,514		27.7				$2,525		36.6
Total Equity	6,792		69.4				6,566		72.3				4,369		63.4

Total Capitalization	$9,785						$9,080						$6,894

ComEd
Total Debt	$5,072		42.4				$4,992		42.6				$5,150		44.1		42.8
Total Shareholders’ Equity	6,882		57.6				6,735		57.4				6,528		55.9		57.2

Total Capitalization	$11,954						$11,727						$11,678

Transition Debt	$ –						$ –						$274

PECO Energy
Total Debt	$2,820		51.5		47.6		$3,374		59.8		49.8		$3,789		64.2		49.3
Preferred Securities	87		1.6		1.7		87		1.5		1.9		87		1.5		2.1
Total Shareholders’ Equity	2,565		46.9		50.7		2,182		38.7		48.3		2,023		34.3		48.6

Total Capitalization	$5,472						$5,643						$5,899

Transition Debt(b)	$415						$1,124						$1,733

(a) Excluding ComEd and PECO transition debt. (b) PECO transition debt maturities: 2010 – $415 million. Note: Amounts may not add due to rounding. Credit Ratings as of March 31, 2010

	Moody’s Investors Service	(a)	Standard & Poor’s Corporation	(b)	Fitch Ratings	(b)

Exelon Corporation
Senior Unsecured Debt	Baa1		BBB-		BBB+
Commercial Paper	P2		A2		F2
Exelon Generation
Senior Unsecured Debt	A3		BBB		BBB+
Commercial Paper	P2		A2		F2
ComEd
Senior Secured Debt	Baa1		A-		BBB+
Commercial Paper	P3		A2		F3
PECO Energy
Senior Secured Debt	A2		A-		A
Commercial Paper	P2		A2		F2

(a) Rating outlook for PECO is negative; rating outlook for Exelon, Generation and ComEd is stable.

(b) Rating outlook for all entities is stable.

Exelon Corporate – Long-Term Debt Outstanding as of December 31, 2009

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt

(in millions)
Senior Notes
2005 Senior Notes	4.45%	6/9/05	6/15/10	$400	$400	$–
2005 Senior Notes	4.90%	6/9/05	6/15/15	800	–	800
2005 Senior Notes	5.625%	6/9/05	6/15/35	500	–	500

Total Senior Notes				$1,700	$400	$1,300

Unamortized Debt Discount & Premium, Net				(2)	–	(2)

Total Long-Term Debt				$1,698	$400	$1,298

Maturities
2010	$400	2013	–
2011	–	2014	–
2012	–

Exelon Generation – Long-Term Debt Outstanding as of December 31, 2009

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt

(in millions)
Senior Notes
2003 Senior Unsecured Notes	5.35%	12/19/03	1/15/14	$500	$–	$500
2007 Senior Unsecured Notes	6.20%	9/28/07	10/1/17	700	–	700
2009 Senior Unsecured Notes	5.20%	9/23/09	10/1/19	600	–	600
2009 Senior Unsecured Notes	6.25%	9/23/09	10/1/39	900	–	900

Total Senior Unsecured Notes				$2,700	$–	$2,700

Unsecured Pollution Control Notes
Delaware Co. 1993 Ser. A	var. rate	8/24/93	8/1/16	$24	$24	$–
York County 1993 Ser. A	var. rate	8/24/93	8/1/16	18	–	18
Salem Co. 1993 Ser. A	var. rate	9/9/93	3/1/25	23	–	23
Indiana Co. 2003 A	var. rate	6/3/03	6/1/27	17	–	17
Montgomery Co. 1994 Ser. A	var. rate	2/14/95	6/1/29	83	–	83
Montgomery Co. 1994 Ser. B	var. rate	7/2/95	6/1/29	13	–	13
Montgomery Co. 1996 Ser. A	var. rate	3/27/96	3/1/34	34	–	34
Armstrong Co. 2009 A	5.00%	6/3/09	12/1/42	46	–	46

Total Unsec. Pollution Control Notes				$259	$24	$235

Notes Payable
Capital Leases				$38	$2	$36

Unamortized Debt Discount & Premium, Net				(4)	–	(4)

Total Long-Term Debt				$2,993	$26	$2,967

Maturities
2010	$26	2013	3
2011	2	2014	503
2012	3

Note: Amounts may not add due to rounding.

ComEd – Long-Term Debt Outstanding as of December 31, 2009

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt

(in millions)
First Mortgage Bonds
102	4.74%	8/25/03	8/15/10	$212	$212	$–
105	5.40%	12/19/06	12/15/11	345	–	345
98	6.15%	3/13/02	3/15/12	450	–	450
92	7.625%	4/15/93	4/15/13	125	–	125
94	7.50%	7/1/93	7/1/13	127	–	127
Pollution Control-1994C	5.85%	1/15/94	1/15/14	17	–	17
101	4.70%	4/7/03	4/15/15	260	–	260
104	5.95%	8/28/06	8/15/16	415	–	415
IL Fin. Authority Series 2008 F	var. rate	5/9/08	3/1/17	91	–	91
106	6.15%	9/10/07	9/15/17	425	–	425
108	5.80%	3/27/08	3/15/18	700	–	700
IL Fin. Authority Series 2008 D	var. rate	5/9/08	3/1/20	50	–	50
IL Fin. Authority Series 2008 E	var. rate	6/27/08	5/1/21	50	–	50
100	5.875%	1/22/03	2/1/33	254	–	254
103	5.90%	3/6/06	3/15/36	625	–	625
107	6.45%	1/16/08	1/15/38	450	–	450

Total First Mortgage Bonds				$4,596	$212	$4,384

Sinking Fund Debentures
Sinking Fund Debenture	4.75%	12/1/61	12/1/11	2	1	2

Total Sinking Fund Debentures				$2	$1	$2

Notes Payable
Notes Payable	6.95%	7/16/98	7/15/18	140	–	140

Total Notes Payable				$140	$–	$140

Long-Term Debt To Financing Trusts
Subordinated Debentures to ComEd Financing III	6.35%	3/17/03	3/15/33	206	–	206

Total Long-Term Debt to Financing Trusts				$206	$–	$206

Unamortized Debt Disc. & Prem. & Settled Fair-Value Hedge, Net				(27)	–	(27)

Total Long-Term Debt				$4,917	$213	$4,704

Maturities
2010	$213
2011	347
2012	450
2013	252
2014	17

Note: Amounts may not add due to rounding.

PECO Energy – Long-Term Debt Outstanding as of December 31, 2009

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt

(in millions)
First Mortgage Bonds
FMB	5.95%	11/1/01	11/1/11	$250	$–	$250
FMB	4.75%	9/23/02	10/1/12	225	–	225
FMB	5.60%	10/2/08	10/15/13	300	–	300
FMB	5.00%	3/26/09	10/1/14	250	–	250
FMB	5.35%	3/3/08	3/1/18	500	–	500
FMB	5.90%	4/23/04	5/1/34	75	–	75
FMB	5.95%	9/25/06	10/1/36	300	–	300
FMB	5.70%	3/19/07	3/15/37	175	–	175

Total First Mortgage Bonds				$2,075	$–	$2,075

Mortgage-Backed Pollution Control Notes
Delaware Co. 2008 Ser. A	4.00%	3/5/08	12/1/12	150	–	150

Total Mortgage-Backed Pollution Control Notes				$150	$–	$150

Long-Term Debt to Financing Trusts
PETT(a) Series 2001 A-1	6.52%	3/1/01	9/1/10	$415	$415	$–
PECO Energy Capital Trust III	7.38%	4/6/98	4/6/28	81	–	81
PECO Energy Capital Trust IV	5.75%	6/24/03	6/15/33	103	–	103

Total Long-Term Debt to Financing Trusts				$599	$415	$184

Unamortized Debt Discount & Premium, Net				(4)	–	(4)

Total Long-Term Debt				$2,820	$415	$2,405

(a) PETT = PECO Energy Transition Trust

Maturities
2010	$415
2011	250
2012	375
2013	300
2014	250

Exelon and Operating Companies – Credit Facilities and Commercial Paper as of December 31, 2009

	Generation	ComEd	PECO	Exelon Corporate	Total

(in millions)
Unsecured Revolving Credit Facilities(a)	$4,834	$952	$574	$957	$7,317
Outstanding Facility Draws	–	(155)	–	–	(155)
Outstanding Letters of Credit	(167)	(251)	(10)	(5)	(433)

Available Capacity under Facilities(b)	4,667	546	564	952	6,729
Outstanding Commercial Paper	–	–	–	–	–

Available Capacity less Outstanding Comm. Paper	$4,667	$546	$564	$952	$6,729

(a)	Equals aggregate bank commitments under revolving credit agreements. Excludes $67 million of credit facility agreements arranged with minority and community banks in October 2009 which are solely utilized to issue letters of credit and expire on October 23, 2010. On March 25, 2010, ComEd entered into a new $1 billion unsecured revolving credit facility to replace the previous $952 million facility.
(b)	Represents unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and credit facility draws. The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.

Exelon Service Area and Selected Generating Assets*

Illinois		Pennsylvania		2009 Exelon Generation – Ownership Equity
A	Exelon Corporate HQ	C	Exelon Power Team HQ
A	ComEd HQ	C	Exelon Power HQ		Output in	Capacity in
B	Exelon Nuclear HQ	C	Exelon Generation HQ		Megawatt Hours (MWh)	Megawatts (MW)

1	Braidwood (N)	D	PECO HQ	Nuclear	93%	68%
2	Byron (N)	15	Conemaugh (F)	Coal	5%	6%
3	Clinton (N)	16	Cromby (F)	Oil	<1%	8%
4	Dresden (N)	17	Eddystone (F)	Gas	1%	11%
5	LaSalle (N)	18	Fairless Hills (R)	Renewables	1%	7%

6	Quad Cities (N)	19	Keystone (F)
7	Southeast Chicago (F)	20	Limerick (N)
28	City Solar (R)	21	Muddy Run (R)
		22	Peach Bottom (N)
Maine		23	Schuylkill (F)	* Map does not show 8 sites in the Philadelphia area where Exelon has peaking combustion turbines.
8	Wyman (F)	24	Three Mile Island (N)

Maryland		Texas
9	Conowingo (R)	25	Handley (F)
		26	LaPorte (F)
Massachusetts		27	Mountain Creek (F)
10	Framingham (F)
11	New Boston (F)
12	West Medway (F)

New Jersey
13	Oyster Creek (N)
14	Salem (N)

Exelon Generation – Generating Resources

Sources of Electric Supply

(GWhs)	2009	2008	2007

Nuclear units	139,670	139,342	140,359
Purchases – non-trading portfolio(a)	23,206	26,263	38,021
Fossil and hydroelectric units	10,189	10,569	11,270

Total supply	173,065	176,174	189,650

Type of Capacity

(MWs) At December 31,	2009	2008	2007

Owned generation assets
Nuclear	17,009	16,983	16,969
Fossil	6,189	6,184	6,197
Hydroelectric	1,652	1,642	1,642

Owned generation assets	24,850	24,809	24,808
Long-term contracts	6,153	6,483	7,524

Total generating resources	31,003	31,292	32,332

(a) Reflects all power purchased under long-term contracts.

Long-Term Contracts

(At December 31, 2009)

ISO Region	Dispatch Type	Location	Seller	Fuel Type	Delivery Term	Capacity (MW)

PJM	Base-load	Kincaid, IL	Kincaid Generation, LLC	Coal	1998 – 2013	1,108

SERC	Peaking	Franklin, GA	Tenaska Georgia Partners, LP(a)	Oil/Gas	2001 – 2030	942

ERCOT	Intermediate	Shiro, TX	Tenaska Frontier Partners, Ltd.	Oil/Gas	2000 – 2020	830

SPP	Intermediate	Jenks, OK	Green Country Energy, LLC(b)	Oil/Gas	2002 – 2022	795

PJM	Peaking	Elwood, IL	Elwood Energy, LLC	Oil/Gas	2001 – 2012	775

PJM	Peaking	Manhattan, IL	Lincoln Generating Facility, LLC	Oil/Gas	2003 – 2011	664

ERCOT	Intermediate	Granbury, TX	Wolf Hollow 1, LP	Oil/Gas	2003 – 2023	350

PJM	Base-load	McLean, IL	Old Trail Windfarm, LLC	Wind	2008 – 2026	198

PJM	Peaking	Philadelphia, PA	Trigen-Philadelphia Energy Corp.	Oil/Gas	1997 – 2017	150

PJM	Peaking	Morris, IL	Morris Cogeneration, LLC	Oil/Gas	2001 – 2011	100

PJM	Base-load	Thomas, WV	FPL Energy, LLC	Wind	2002 – 2022	66

PJM	Base-load	Wayne County, PA	FPL Energy, LLC	Wind	2003 – 2023	64

PJM	Peaking	Kincaid, IL	Kincaid Generation, LLC	Coal	2001 – 2013	50

PJM	NUG	W. Conshohocken, PA	Montenay Montgomery, LP	Municipal waste	1991 – 2011	28

PJM	Base-load	Mill Run, PA	FPL Energy, LLC	Wind	2001 – 2021	16

PJM	Base-load	Somerset, PA	FPL Energy, LLC	Wind	2001 – 2021	9

PJM	Base-load	Bellefontaine, OH	Bellefontaine Gas Producers, LLC	Landfill gas	2009 – 2018	5

PJM	Peaking	Morrisville, PA	Epuron LLC	Solar	2008 – 2028	3

Total						6,153

ISO = Independent System Operator

NUG = Non-utility generator

(a)	Commencing June 1, 2010 and lasting for 20 years, Generation has agreed to sell its rights to 942 MW of capacity, energy, and ancillary services supplied from its existing long-term contract with Tenaska Georgia Partners, LP through a PPA with Georgia Power, a subsidiary of Southern Company.
(b)	Commencing June 1, 2012 and lasting for 10 years, Generation has agreed to sell its rights to 520 MW, or approximately two-thirds, of capacity, energy, and ancillary services supplied from its existing long-term contract with Green Country Energy, LLC through a PPA with Public Service Company of Oklahoma, a subsidiary of American Electric Power Company, Inc.

Exelon Generation – Nuclear Generating Capacity

Exelon Nuclear Fleet(a)

(At December 31, 2009)								Last Refueling
Station	Number of Units	Plant Type	NSSS Vendor	Net Annual Mean Rating (MW)	Start Date	License Expires	Ownership	Completed by Unit	2009 Generation (GWh)
Braidwood	2	PWR	W	1,194/1,166	1988	2026/2027	100%	Apr-09/Oct-09(b)	19,228

Byron	2	PWR	W	1,183/1,153	1985/1987	2024/2026	100%	Oct-09/Oct-08(b)	19,718

Clinton	1	BWR	GE	1,065	1987	2026	100%	Feb-10(c)	8,912

Dresden	2	BWR	GE	869/871	1970/1971	2029/2031	100%	Dec-09/Nov-08(c)	14,267

LaSalle	2	BWR	GE	1,138/1,150	1984	2022/2023	100%	Mar-10/Feb-09(c)	18,755

Limerick	2	BWR	GE	1,148/1,145	1986/1990	2024/2029	100%	Mar-08/Apr-09(c)	19,331

Oyster Creek	1	BWR	GE	625	1969	2029	100%	Nov-08(c)	4,979

Peach Bottom	2	BWR	GE	1,148/1,141	1974	2033/2034	50% Exelon,	Oct-08/Oct-09(c)	9,305
							50% PSEG Nuclear

Quad Cities	2	BWR	GE	874/882	1973	2032/2032	75% Exelon,	May-09/Mar-08(c)	10,923
							25% Mid-American
							Energy Holdings

Three Mile Island	1	PWR	B&W	837	1974	2034	100%	Jan-10(c)	5,885
Total	17			17,589			16,006 MW owned		131,303

Average in-service time = 29 years

Note: Fleet also includes 4 shutdown units: Peach Bottom 1, Dresden 1, Zion 1 and 2.

(a)	Does not include Exelon Generation’s 42.59%, 1,003 MW, interest in Salem Units 1 and 2 (PWRs). Last refueling outages: Salem Unit 1 completed November 2008 and Unit 2 completed November 2009 (18-month cycle). 2009 capacity and generation data is at ownership.
(b)	18-month refueling cycle.
(c)	24-month refueling cycle.

Notes:	PWR = pressurized water reactor; BWR = boiling water reactor
NSSS Vendor = Nuclear Steam Supply System Vendor Amounts may not add due to rounding.

Nuclear Operating Data

	2009	2008	2007
Fleet capacity factor(a)	93.6%(b)	93.9%	94.5%
Fleet production cost per MWh(a)	$16.07	$15.87	$14.46

Refueling Outages – 2009

– Conducted 9 refueling outages(a)

– Average refueling outage duration: 29 days(a)

– U.S. average refueling duration: ~43 days (excludes Exelon)

Net Generation – 2009

– 131,303 GWhs, excluding Salem

– 139,670 GWhs, including Salem

Refueling Outages (including Salem)

2008: 12 actual

2009: 10 actual

2010: 10 planned

2011: 11 planned

2012: 11 planned

2013: 9 planned

(a) Excludes Salem; Salem Unit 1 and Unit 2 capacity factors in 2009 were 99.1% and 92.0%, respectively.

(b) vs. industry average of 88.5%.

Source for industry averages: Exelon Nuclear 2010 Benchmarking Report

Exelon Generation – Total Electric Generating Capacity

Owned net electric generating capacity by station at December 31, 2009:

Base-load units are plants that normally operate to take all or part of the minimum continuous load of a system, and consequently produce electricity at an essentially constant rate. Intermediate units are plants that normally operate to take load of a system during the daytime higher load hours, and consequently produce electricity by cycling on and off daily. Peaking units consist of low-efficiency, quick response steam units, gas turbines, diesels, and pumped-storage hydroelectric equipment normally used during the maximum load periods.

Station	Location	Number of Units	Percent Owned	(a)	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity (MW)	(b)

Nuclear
Braidwood	Braidwood, IL	2			Uranium	Base-load	2,360
Byron	Byron, IL	2			Uranium	Base-load	2,336
Clinton	Clinton, IL	1			Uranium	Base-load	1,065
Dresden	Morris, IL	2			Uranium	Base-load	1,740
LaSalle	Seneca, IL	2			Uranium	Base-load	2,288
Limerick	Limerick Twp., PA	2			Uranium	Base-load	2,293
Oyster Creek	Forked River, NJ	1			Uranium	Base-load	625
Peach Bottom	Peach Bottom Twp., PA	2	50.00		Uranium	Base-load	1,145	(c)
Quad Cities	Cordova, IL	2	75.00		Uranium	Base-load	1,317	(c)
Salem	Hancock’s Bridge, NJ	2	42.59		Uranium	Base-load	1,003	(c)
Three Mile Island	Londonderry Twp, PA	1			Uranium	Base-load	837

							17,009
Fossil (Steam Turbines)
Conemaugh	New Florence, PA	2	20.72		Coal	Base-load	352	(c)
Cromby 1	Phoenixville, PA	1			Coal	Intermediate	144	(d)
Cromby 2	Phoenixville, PA	1			Oil/Gas	Intermediate	201	(d)
Eddystone 1, 2	Eddystone, PA	2			Coal	Intermediate	588	(d)
Eddystone 3, 4	Eddystone, PA	2			Oil/Gas	Intermediate	760
Fairless Hills	Falls Twp, PA	2			Landfill Gas	Peaking	60
Handley 4, 5	Fort Worth, TX	2			Gas	Peaking	870
Handley 3	Fort Worth, TX	1			Gas	Intermediate	395
Keystone	Shelocta, PA	2	20.99		Coal	Base-load	357	(c)
Mountain Creek 6, 7	Dallas, TX	2			Gas	Peaking	240
Mountain Creek 8	Dallas, TX	1			Gas	Intermediate	565
Schuylkill	Philadelphia, PA	1			Oil	Peaking	166
Wyman	Yarmouth, ME	1	5.89		Oil	Intermediate	36	(c)

							4,734
Fossil (Combustion Turbines)
Chester	Chester, PA	3			Oil	Peaking	39
Croydon	Bristol Twp., PA	8			Oil	Peaking	391
Delaware	Philadelphia, PA	4			Oil	Peaking	56
Eddystone	Eddystone, PA	4			Oil	Peaking	60
Falls	Falls Twp., PA	3			Oil	Peaking	51
Framingham	Framingham, MA	3			Oil	Peaking	29
LaPorte	Laporte, TX	4			Gas	Peaking	152
Medway	West Medway, MA	3			Oil/Gas	Peaking	105
Moser	Lower Pottsgrove Twp., PA	3			Oil	Peaking	51
New Boston	South Boston, MA	1			Oil	Peaking	12
Pennsbury	Falls Twp., PA	2			Landfill Gas	Peaking	6
Richmond	Philadelphia, PA	2			Oil	Peaking	96
Salem	Hancock’s Bridge, NJ	1	42.59		Oil	Peaking	16	(c)
Schuylkill	Philadelphia, PA	2			Oil	Peaking	30
Southeast Chicago	Chicago, IL	8			Gas	Peaking	296
Southwark	Philadelphia, PA	4			Oil	Peaking	52

							1,442

Exelon Generation – Total Electric Generating Supply

(continued)

Owned net electric generating capacity by station at December 31, 2009:

Station	Location	Number of Units	Percent Owned	(a)	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity (MW)	(b)

Fossil (Internal Combustion/Diesel)
Conemaugh	New Florence, PA	4	20.72		Oil	Peaking	2	(c)
Cromby	Phoenixville, PA	1			Oil	Peaking	3
Delaware	Philadelphia, PA	1			Oil	Peaking	3
Keystone	Shelocta, PA	4	20.99		Oil	Peaking	2	(c)
Schuylkill	Philadelphia, PA	1			Oil	Peaking	3

							13

Hydroelectric and Renewable
City Solar	Chicago, IL	n.a.			Solar	Base-load	10	(e)
Conowingo	Harford Co. MD	11			Hydroelectric	Base-load	572
Muddy Run	Lancaster, PA	8			Hydroelectric	Intermediate	1,070

							1,652
Total		124					24,850

(a)	100%, unless otherwise indicated.
(b)	For nuclear stations, capacity reflects the annual mean rating. All other stations reflect a summer rating.
(c)	Net generation capacity is stated at proportionate ownership share.
(d)	On December 2, 2009, Generation announced its intention to permanently retire four of its fossil-fired generating units. Cromby 1 and Eddystone 1 scheduled to retire effective May 31, 2011. Cromby 2 and Eddystone 2 scheduled to retire effective May 31, 2012 and December 31, 2013, respectively, pending receipt of required environmental permits and adequate cost-based compensation through reliability must-run (RMR) agreement.
(e)	Table represents total expected capacity upon project completion. City Solar is 82% complete as of December 31, 2009.

Fossil Emissions and Reduction Technology Summary

Owned generation as of December 31, 2009. Table does not include station auxiliary equipment or peaking combustion turbines.

		Net Generation Available for Sale (GWh)

Fossil Station	Capacity (MW, Summer Rating)	2009	2008	2007

Conemaugh (New Florence, PA) Units: 2 coal units (baseload) Data reflects Exelon Generation’s 20.72% plant ownership.	352	2,517	2,376	2,684

Cromby (Phoenixville, PA) Units: 1 coal unit (intermediate), 1 oil/gas steam unit (intermediate)	345	524	679	831

Eddystone (Eddystone, PA) Units: 2 coal units (intermediate), 2 oil/gas steam units (intermediate)	1,348	2,041	2,152	2,961

Fairless Hills (Falls Township, PA) Units: 2 landfill gas units (peaking)	60	237	227	249

Handley (Ft. Worth, TX) Units: 3 gas steam units (2 peaking/1 intermediate)	1,265	523	426	264

Keystone (Shelocta, PA) Units: 2 coal units (baseload) Data reflects Exelon Generation’s 20.99% plant ownership.	357	2,212	2,969	2,577

Mountain Creek (Dallas, TX) Units: 3 gas steam units (2 peaking/1 intermediate)	805	689	246	378

New Boston (South Boston, MA) Units: 1 gas steam unit (intermediate)	Unit deactivated in 2007	0	0	13

Schuylkill (Philadelphia, PA) Units: 1 oil steam unit (peaking)	166	9	28	77

Fossil Emissions and Reduction Technology Summary

Emissions (thousand tons)				Reduction Technology
Type	2009	2008	2007	SO2 Scrubber		Post combustion NOx controls (SCR or SNCR)		Low NOx burners with separated overfire air		Induced flue gas recirculation for NOx
Conemaugh
SO2	1.5	1.3	1.4	X
NOx	3.9	3.6	4.2					X
CO2	2,486.0	2,254.9	2,512.5

Cromby
SO2	2.2	3.4	3.4	X
NOx	1.1	1.9	2.0	(Coal Unit	)	X		X
CO2	615.4	965.0	1,061.5			(Coal Unit	)	(Coal Unit	)

Eddystone
SO2	5.3	5.4	6.9	X
NOx	3.8	4.1	5.5	(Coal Units	)	X		X
CO2	2,754.5	2,827.0	3,855.8			(Coal Units	)	(Coal Units	)

Fairless Hills
SO2	0.1	0.1	0.1
NOx	0.1	0.1	0.1
CO2	226.0	373.8	207.1

Handley
SO2	*	*	*
NOx	*	*	*			X
CO2	377.0	319.6	216.6			(Units 3, 4, 5)

Keystone
SO2	23.7	39.9	35.9	X
NOx	0.8	3.3	2.6			X		X
CO2	2,146.2	2,867.1	2,497.5

Mountain Creek
SO2	*	*	*
NOx	0.1	*	*			X				X
CO2	470.5	170.0	280.5			(Unit 8)				(Units 6, 7)

New Boston
SO2	0	0	0
NOx	0	0	*
CO2	0	0	9.0

Schuylkill
SO2	*	0.4	0.2
NOx	*	*	0.1
CO2	14.1	28.9	81.0

                *Indicates emissions less than 50 tons.

Exelon Generation – Annual Electric Supply and Sales Statistics

(in GWhs)	Twelve Months Ended December 31,
	2009	2008	2007
Supply
Nuclear	139,670	139,342	140,359
Purchased Power	23,206	26,263	38,021
Fossil and Hydro	10,189	10,569	11,270
Power Team Supply	173,065	176,174	189,650

	Twelve Months Ended December 31,
(in GWhs)	2009	2008	2007
Electric Sales
ComEd(a)	16,830	23,200	23,062
PECO	39,897	40,966	41,343
Market and Retail(a)	116,338	112,008	125,245
Total Electric Sales(b),(c)	173,065	176,174	189,650
Average Margin ($/MWh)
Average Realized Revenue
ComEd(a)	$63.52	$63.71	$64.04
PECO	50.25	50.85	49.80
Market and Retail(a)	54.79	59.99	54.59
Total Electric Sales	54.59	58.35	54.70

Average Purchased Power and Fuel Cost(d)	$16.39	$19.87	$19.54

Average Margin(d)	$38.20	$38.48	$35.16

Around-the-clock (ATC) Market Prices ($/MWh)(e)
PJM West Hub	$38.30	$68.52	$59.87
NIHUB	28.85	49.00	45.53

(a)	$292 million of pre-tax revenue, and $2 million of a pre-tax reduction in revenue, resulting from the settlement of the ComEd swap starting in June 2008, have been excluded from ComEd and included in Market and Retail sales for the twelve months ended December 31, 2009 and December 31, 2008, respectively. Additionally, $88 million (1,916 GWhs) and $29 million (486 GWhs) of pre-tax revenue, resulting from sales to ComEd under the RFP, which started in September 2008, have been excluded from ComEd and included in Market and Retail sales for the twelve months ended December 31, 2009 and December 31, 2008, respectively. In addition, renewable energy credits sales to affiliates have been included within Market and Retail sales.
(b)	Excludes retail gas activity, trading portfolio and other operating revenue.
(c)	Total sales do not include trading volume of 7,578 GWhs, 8,891 GWhs and 20,323 GWhs for the twelve months ended December 31, 2009, 2008 and 2007, respectively.
(d)	Excludes the mark-to-market impact of Generation’s economic hedging activities.
(e)	Represents the average for the year.

Financial Swap Agreement with ComEd

Portion of Term	Fixed Price ($/MWh)	Notional Quantity (MW)	(a)

June 1, 2008 – December 31, 2008	$47.93	1,000
January 1, 2009 – May 31, 2009	$49.04	1,000
June 1, 2009 – December 31, 2009	$49.04	2,000
January 1, 2010 – May 31, 2010	$50.15	2,000
June 1, 2010 – December 31, 2010	$50.15	3,000
January 1, 2011 – December 31, 2011	$51.26	3,000
January 1, 2012 – December 31, 2012	$52.37	3,000
January 1, 2013 – May 31, 2013	$53.48	3,000

(a)	Market-based contract for ATC baseload energy only; does not include capacity, ancillary services or congestion.

Exelon Generation – Electric Supply and Sales Statistics by Quarter

	Three Months Ended
(in GWhs)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Supply
Nuclear	33,609	35,684	34,995	35,382	34,887	36,451	35,069	32,935
Purchased Power	5,184	6,669	5,276	6,077	6,100	8,761	5,575	5,827
Fossil and Hydro	2,034	2,689	2,701	2,765	2,162	2,685	2,910	2,812
Power Team Supply	40,827	45,042	42,972	44,224	43,149	47,897	43,554	41,574

	Three Months Ended
(in GWhs)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Electric Sales
ComEd(a)	3,439	3,639	4,215	5,537	5,261	6,629	5,218	6,092
PECO	9,588	10,809	9,277	10,223	9,760	11,333	9,761	10,112
Market and Retail(a)	27,800	30,594	29,480	28,464	28,128	29,935	28,575	25,370
Total Electric Sales(b),(c)	40,827	45,042	42,972	44,224	43,149	47,897	43,554	41,574
Average Margin ($/MWh)
Average Realized Revenue
ComEd(a)	$63.39	$64.03	$63.58	$63.21	$63.30	$64.41	$63.82	$63.20
PECO	48.60	51.35	51.74	49.30	49.28	53.03	52.04	48.75
Market and Retail(a)	54.96	52.99	54.27	57.12	54.18	65.98	61.91	57.19
Total Electric Sales	54.18	53.48	54.64	56.08	54.18	62.70	59.93	56.02

Average Purchased Power and Fuel Cost(d)	$15.82	$17.16	$15.68	$16.82	$15.90	$26.16	$19.40	$17.25

Average Margin(d)	$38.36	$36.32	$38.96	$39.25	$38.28	$36.54	$40.53	$38.77

Around-the-clock Market
Prices ($/MWh)(e)
PJM West Hub	$37.31	$33.20	$33.70	$49.18	$52.62	$77.37	$75.65	$68.53
NIHUB	29.61	25.69	26.11	34.09	38.06	53.28	51.39	53.35

(a)	$88 million, $104 million, $69 million, $31 million, $20 million, $15 million and $7 million of pre-tax revenue resulting from the settlement of the ComEd swap beginning in June 2008 have been excluded from ComEd and included in Market and Retail sales for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively. Additionally, $12 million (411 GWhs), $11 million (397 GWhs), $7 million (209 GWhs), $58 million (898 GWhs) and $29 million (486 GWhs) of pre-tax revenue resulting from sales to ComEd under the request for proposal, which began in September 2008, have been excluded from ComEd and included in Market and Retail sales for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively.
(b)	Excludes retail gas activity, trading portfolio and other operating revenue.
(c)	Total sales do not include trading volume of 1,599 GWhs, 1,645 GWhs, 2,003 GWhs, 2,331 GWhs, 2,153 GWhs, 3,092 GWhs, 1,784 GWhs and 1,862 GWhs for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively.
(d)	Excludes the mark-to-market impact of Generation’s economic hedging activities.
(e)	Represents the average for the quarter.

ComEd

Electric Sales Statistics and Revenue Detail

Full service reflects deliveries to customers purchasing electricity from ComEd. Delivery only service reflects customers electing to receive electricity from an alternative electric generation supplier. Other revenues primarily include transmission revenues from PJM, late payment charges and mutual assistance program revenues.

	2009	2008	2007
Retail Deliveries (in GWhs)
Full service
Residential	26,619	28,389	29,374
Small Commercial & Industrial	13,633	14,937	16,468
Large Commercial & Industrial	1,216	1,045	1,949
Public Authorities & Electric Railroads	421	578	766
Total Full Service	41,889	44,949	48,557
Delivery Only
Residential	2	–	–
Small Commercial & Industrial	18,601	18,550	17,380
Large Commercial & Industrial	25,452	27,764	27,122
Public Authorities & Electric Railroads	816	636	518
Total Delivery Only	44,871	46,950	45,020
Total Retail Deliveries	86,760	91,899	93,577

Electric Revenue (in millions)
Full Service
Residential	$3,115	$3,284	$3,161
Small Commercial & Industrial	1,335	1,542	1,619
Large Commercial & Industrial	73	90	154
Public Authorities & Electric Railroads	44	52	67
Total Full Service	4,567	4,968	5,001
Delivery Only
Residential(a)	–	–	–
Small Commercial & Industrial	325	289	261
Large Commercial & Industrial	314	295	276
Public Authorities & Electric Railroads	13	7	5
Total Delivery Only	652	591	542
Total Electric Retail Revenues	5,219	5,559	5,543
Other Revenues	555	577	561
Total Operating Revenues	$5,774	$6,136	$6,104

Electric Revenue ($/MWh)
Full Service
Residential	$117.02	$115.68	$107.61
Small Commercial & Industrial	97.92	103.23	98.31
Large Commercial & Industrial	60.03	86.12	79.01
Public Authorities & Electric Railroads	104.51	89.97	87.47
Delivery Only
Residential	36.60	29.97	–
Small Commercial & Industrial	17.47	15.58	15.02
Large Commercial & Industrial	12.34	10.63	10.18
Public Authorities & Electric Railroads	15.93	11.01	9.65

(a) Total activity of less than $1 million.

ComEd

Customers at Year End

	2009	2008	2007
Retail Delivery Customers
Full service
Residential	3,425,395	3,437,891	3,436,254
Small Commercial & Industrial	309,449	318,023	317,973
Large Commercial & Industrial	143	177	137
Public Authorities & Electric Railroads	10	8	30
Street & Highway Lighting	4,967	5,036	5,091
Wholesale	–	–	1
Total Full Service Customers	3,739,964	3,761,135	3,759,486
Delivery Only
Residential	175	174	–
Small Commercial & Industrial	51,330	41,003	42,246
Large Commercial & Industrial	1,842	1,895	1,927
Public Authorities & Electric Railroads	2	2	4
Street & Highway Lighting	29	29	10
Total Delivery Only	53,378	43,103	44,187
Total Retail Delivery Customers	3,793,342	3,804,238	3,803,673

Heating and Cooling Degree Days

	2009	2008	2007
Heating Degree Days (normal=6,362)	6,429	6,680	6,025

Cooling Degree Days (normal=855)	589	828	1,111

Peak System Load
	2009	2008	2007
Summer
Highest Peak Load (MW)	21,218	20,948	21,972

Winter
Highest Peak Load (MW)	16,328	16,104	16,207

PECO

Electric Sales Statistics and Revenue Detail

Full service reflects deliveries to customers purchasing electricity directly from PECO. Delivery only service reflects customers electing to receive electricity from a competitive electric generation supplier. Other revenue includes transmission revenue from PJM and other wholesale energy sales.

	2009	2008	2007
Retail Deliveries (in GWhs)
Full Service
Residential	12,871	13,287	13,446
Small Commercial & Industrial	8,044	8,211	8,288
Large Commercial & Industrial	15,832	16,474	16,522
Public Authorities & Electric Railroads	930	909	930
Total Full Service	37,677	38,881	39,186
Delivery Only
Residential	22	30	42
Small Commercial & Industrial	353	469	571
Large Commercial & Industrial	16	3	14
Total Delivery Only	391	502	627
Total Retail Deliveries	38,068	39,383	39,813

Electric Revenue (in millions)
Full Service
Residential	$1,857	$1,916	$1,948
Small Commercial & Industrial	1,015	1,028	1,042
Large Commercial & Industrial	1,307	1,406	1,386
Public Authorities & Electric Railroads	90	87	89
Total Full Service	4,269	4,437	4,465
Delivery Only
Residential	2	2	4
Small Commercial & Industrial	19	25	30
Large Commercial & Industrial	–	–	–
Total Delivery Only	21	27	34
Total Electric Retail Revenues	4,290	4,464	4,499
Other Revenue	259	282	276
Total Operating Revenues	$4,549	$4,746	$4,775

Electric Revenue ($/MWh)
Full Service
Residential	$144.28	$144.20	$144.88
Small Commercial & Industrial	126.18	125.20	125.72
Large Commercial & Industrial	82.55	85.35	83.89
Public Authorities & Electric Railroads	96.77	95.71	95.70
Delivery Only
Residential	90.91	66.67	95.24
Small Commercial & Industrial	53.82	53.30	52.54
Large Commercial & Industrial	–	–	–

PECO

Customers at Year End

	2009	2008	2007
Retail Delivery Customers
Full service
Residential	1,401,989	1,402,521	1,400,236
Small Commercial & Industrial	137,400	134,688	129,301
Large Commercial & Industrial	3,121	3,118	3,078
Public Authorities & Electric Railroads	1,033	1,028	1,087
Total Full Service Customers	1,543,543	1,541,355	1,533,702
Delivery Only
Residential	2,562	2,979	3,754
Small Commercial & Industrial	19,169	21,827	25,392
Large Commercial & Industrial	7	2	3
Total Delivery Only Customers	21,738	24,808	29,149
Total Retail Delivery Customers	1,565,281	1,566,163	1,562,851

Heating and Cooling Degree Days
	2009	2008	2007
Heating Degree Days (normal=4,638)	4,534	4,403	4,560

Cooling Degree Days (normal=1,292)	1,246	1,354	1,513

Peak System Load
	2009	2008	2007
Summer
Highest Peak Load (MW)	8,932	8,824	8,549

Winter
Highest Peak Load (MW)	6,838	6,519	6,835

PECO

Gas Sales Statistics, Revenue and Customer Detail

	2009	2008	2007
Deliveries to Customers (in mmcf)
Retail Sales	57,103	56,110	58,968
Transportation	27,206	27,624	27,632
Total Retail Deliveries	84,309	83,734	86,600

Gas Revenue (in millions)
Retail Sales	$732	$795	$784
Transportation	21	19	18
Resales and Other	9	7	36
Total Gas Revenue	$762	$821	$838

Gas Customers at Year End

	2009	2008	2007
Customers
Residential	444,850	443,453	439,934
Small Commercial & Industrial	40,959	41,262	40,867
Large Commercial & Industrial	2	2	5
Transportation	807	698	628
Total Customers	486,618	485,415	481,434

Gas Maximum Day Sendout
	2009	2008	2007
Winter
Maximum Day Sendout (in thousand cubic feet (mcf))	681,418	666,215	674,089